SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

SONUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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SONUS PHARMACEUTICALS, INC.
22026 20th Avenue S.E.
Bothell, Washington 98021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 5, 2004

TO THE STOCKHOLDERS OF SONUS PHARMACEUTICALS, INC.:

     The Annual Meeting of Stockholders of Sonus Pharmaceuticals, Inc. (the “Company”) will be held at the Hyatt Regency, 900 Bellevue Way NE, Bellevue, Washington, on May 5, 2004, at 9:00 A.M., for the following purposes as more fully described in the accompanying Proxy Statement:

(1)	To elect the following four (4) nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

Michael A. Martino	Robert E. Ivy
George W. Dunbar, Jr.	Dwight Winstead

(2)	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 75,000,000 shares.

(3)	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2004; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on March 8, 2004 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Michael A. Martino
President and Chief Executive Officer

March 12, 2004

     YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

PROXY STATEMENT
INTRODUCTION
VOTING SECURITIES
PROPOSAL ONE
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL TWO
PROPOSAL THREE
STOCKHOLDER PROPOSALS
OTHER MATTERS
Appendix A
Appendix B

SONUS PHARMACEUTICALS, INC.
22026 20th Avenue S.E.
Bothell, Washington 98021

PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Sonus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for use at its Annual Meeting of Stockholders (“Annual Meeting”) to be held on May 5, 2004, at 9:00 A.M., at the Hyatt Regency, 900 Bellevue Way NW, Bellevue, Washington. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about March 22, 2004. The Company has retained the services of Georgeson Shareholder Communications Inc. to assist in soliciting proxies from brokers and nominees for the Annual Meeting. The estimated costs for these services is $5,000 and will be borne by the Company. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of Common Stock of the Company (“stockholders”) who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary, Sonus Pharmaceuticals, Inc., 22026 20th Avenue S.E., Bothell, Washington 98021 in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted “FOR” the nominees for election of directors named in this Proxy Statement, “FOR” the amendment to the Company’s Certificate of Incorporation, and “FOR” the ratification of Ernst & Young LLP as the Company’s independent auditors.

VOTING SECURITIES

     The shares of Common Stock, $.001 par value, constitute the only outstanding class of voting securities of the Company. Only the stockholders of the Company of record as of the close of business on March 8, 2004 (the “Record Date”) will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 18,183,464 shares of Common Stock outstanding and entitled to vote. No shares of the Company’s preferred stock, $0.001 par value, were outstanding. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

     All stockholders entitled to vote at the Annual Meeting may cumulate the votes in the election of directors. With cumulative voting, each stockholder is entitled to a number of votes as shall equal the number of votes which the stockholder would be entitled to cast for the election of directors with respect to the stockholder’s shares of stock multiplied by the number of directors to be elected by the stockholders, and each stockholder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as the stockholder may see fit. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to voting, and any stockholder has given notice, at the meeting and prior to commencement of voting, of such stockholder’s intention to cumulate votes. Otherwise, the proxies solicited by the Board of Directors confer discretionary authority in the proxy holders to cumulate votes so as to elect the maximum number of nominees.

PROPOSAL ONE

ELECTION OF DIRECTORS

     Currently, there are five (5) members of the Board of Directors. Current director Christopher S. Henney, Ph.D., D.Sc., has indicated that he does not intend to stand for re-election to the Board of Directors due to other business and personal commitments. The Company is currently seeking one or more additional qualified nominees. However, no nominee has been identified as of the date of this Proxy Statement. As a result, the Board of Directors has decided to reduce the authorized number of directors from five (5) to four (4) effective immediately prior to the election of the members of the Board of Directors at the Annual Meeting. Directors are elected at each annual stockholders’ meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the four (4) nominees named below. All of the nominees presently are directors of the Company.

     If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

     Under Delaware law, the four (4) nominees receiving the highest number of votes will be elected as directors at the Annual Meeting. As a result, proxies voted to “Withhold Authority,” which will be counted, and broker non-votes, which will not be counted, will have no practical effect.

     The names and certain information concerning the four (4) nominees for election as directors are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Position with the Company
Michael A. Martino	48	President, Chief Executive Officer and Director

George W. Dunbar, Jr.	57	Director, Co-Chairman of the Board, Chairman of the Audit Committee, and Member of the Nominating and Compensation Committees

Robert E. Ivy	70	Director, Co-Chairman of the Board, Chairman of the Nominating Committee, and Member of the Audit Committee

Dwight Winstead	55	Director, Chairman of the Compensation Committee, and Member of the Nominating and Audit Committees

     Michael A. Martino (48) is the President, Chief Executive Officer and a director of the Company. Mr. Martino joined the Company in September 1998 as President, Chief Operating Officer and a director and was appointed Chief Executive Officer in July 1999. From 1983 to 1998, Mr. Martino held numerous positions of increasing responsibility in strategic planning, business development, marketing and sales, and general management with Mallinckrodt, Inc., a global healthcare products company, including serving as Vice President and General Manager of the Nuclear Medicine Division. Mr. Martino holds a B.A. in business from Roanoke College and an M.B.A. from Virginia Tech. He sits on the Presidents Advisory Board of Roanoke College and is a member of the Cascadia Community College Foundation Board of Directors. In addition, Mr. Martino is a member of the Executive Committee of the Washington Biotechnology and Biomedical Association (WBBA).

     George W. Dunbar, Jr. (57) was elected as a director of the Company in November 1997 and co-chairman of the board in July 1999. Mr. Dunbar is currently the Chief Executive Officer and a director of Quantum Dot Corporation, a privately held bioscience company commercializing proprietary labeling and detection nanotechnology for multiple applications. During 2003, Mr. Dunbar was the Chief Executive Officer and a director of Targesome, Inc., a privately held biopharmaceutical company. From 2000 to 2002, Mr. Dunbar was the Chief Executive Officer and a director of Epic Therapeutics, Inc., which was acquired by Baxter Healthcare Corporation in November 2002. Mr. Dunbar was a founding member of iCEO, a service provider of interim senior management, where he was acting CEO of CytoTherapeutics and Stem Cells, Inc. From 1991 until 1999, Mr. Dunbar was President, Chief Executive Officer and a director of Metra Biosystems, Inc. From 1988 until 1991, he was the Vice President of Licensing and Business Development of the Ares-Serono Group, a Swiss health care company. Previously, Mr. Dunbar held various senior management positions with Amersham International, a health care and life sciences company. Mr. Dunbar also serves as a director of Competitive Technologies and The Valley Medical Center Foundation, and he is on the Business Advisory Board of Ultreia Capital. Mr. Dunbar holds a B.S. in electrical engineering and an M.B.A. from Auburn University and sits on the Auburn School of Business M.B.A. Advisory Board.

     Robert E. Ivy (70) was elected as a director of the Company in February 1999 and co-chairman of the board in July 1999. Since October 1999, Mr. Ivy has been the President of Insights, Inc. From 1987 until 1999, Mr. Ivy served as Chief Executive Officer, President and Chairman of the Board of Ribi ImmunoChem, a biopharmaceutical company, which was acquired by Corixa Corporation in October 1999. Prior to joining Ribi ImmunoChem, Mr. Ivy served as President, Chief Executive Officer and a director of Oncogene Science, Inc.; President, Chief Executive Officer and a director of Berlex Laboratories, Inc. (a subsidiary of Schering A.G.); and President of the U.S.V. Pharmaceutical Division of Revlon Health Care Group. Mr. Ivy began his career with G.D. Searle & Co. in sales and marketing rising to the position of Vice President, Marketing and Sales. Mr. Ivy holds a B.S. in Chemistry and Biology from Northwestern University and attended Northwestern University Medical School.

     Dwight Winstead (55) has served as a director of the Company since July 1995. Mr. Winstead is currently Group President of Cardinal Health Clinical Services and Consulting, a hospital pharmacy management and consulting company and a subsidiary of Cardinal Health, Inc. From 1991 to 1997, Mr. Winstead served as Executive Vice President of VHA, Inc., a performance improvement company serving health care organizations in the United States. Prior to his promotion to Executive Vice President, Mr. Winstead served in various capacities of VHA Supply Company, a subsidiary of VHA, Inc., including Vice President, Sales and Marketing, Senior Vice President, Chief Operating Officer and President from 1987 to 1991. Prior to joining VHA, Inc. in 1984, Mr. Winstead served in a variety of materials management and sales positions at several companies, including Ortho Instruments and Worthington Diagnostics. Mr. Winstead holds a B.S. from Delta State University.

Other Executive Officers

     Richard J. Klein (42) is Senior Vice President and Chief Financial Officer of the Company. Mr. Klein was appointed an officer of the Company in March 2000. From 1996 to March 2000, Mr. Klein was the Director of Finance for the Company. Prior to joining the Company, Mr. Klein held senior financial management positions including Director of Finance at Advanced Technology Laboratories, Inc. (ATL Ultrasound), a leading worldwide developer of diagnostic ultrasound medical equipment, from 1988 to 1996. Mr. Klein began his professional career in 1984 with KPMG, a worldwide leader in professional audit and tax services. Mr. Klein received a B.A. in business administration with concentration in accounting and finance from Washington State University. He is a Certified Public Accountant and a member of Financial Executives International.

     Michael B. Stewart, M.D. (53) is the Chief Medical Officer and Senior Vice President, Clinical and Regulatory Affairs, joining the Company in January 2003. Prior to joining the Company, Dr. Stewart was Vice President of Clinical Affairs at ICOS Corporation. Prior to joining ICOS, Dr. Stewart held senior clinical and R&D positions at Bristol-Myers Squibb. He was also a senior investigator at the National Cancer Institute and held faculty positions at the University of Maryland. Dr. Stewart received a bachelor’s degree in natural sciences from The Johns Hopkins University and a medical degree from the University of Maryland School of Medicine. He is board certified in Internal Medicine and Medical Oncology.

Board Meetings and Attendance

     The Board of Directors of the Company held five (5) meetings during the fiscal year ended December 31, 2003. Each incumbent director attended at least seventy-five percent (75%) of all meetings of the Board and meetings of all committees of the Board on which he served. There are no family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

     The Board of Directors has established a Nominating and Governance Committee, an Audit Committee, and a Compensation Committee.

Nominating and Governance Committee

     The Nominating and Governance Committee of the Board of Directors (the “Nominating Committee”) was established in February 2004 and, therefore, held no meetings during fiscal year 2003. The members of the Nominating Committee are Robert E. Ivy (Chairman), George W. Dunbar, Jr. and Dwight Winstead. Each of the members of the Nominating Committee meets the definition of “independence” set forth in the NASDAQ corporate governance listing standards. A copy of the Nominating and Governance Committee Charter is attached to this proxy statement as Appendix A.

     The Nominating Committee’s responsibilities include: (i) establishing criteria for the selection of new directors, (ii) evaluating the qualifications of potential candidates for directors, (iii) reviewing, investigating and accepting or rejecting nominees for the Board of Directors suggested by any stockholder of the Company, (iv) recommending to the Board of Directors the nominees for election at the next annual meeting or any special meeting of stockholders and any person to be considered to fill a Board of Director vacancy or a newly created directorship, (v) reviewing and assessing the performance of the Board of Directors and management, and (vi) reviewing and reassessing the adequacy of the corporate governance principles of the Company.

     The Nominating Committee will consider stockholder recommendations for directors sent to the Nominating Committee, c/o Chief Executive Officer, Sonus Pharmaceuticals, Inc., 22026 20th Avenue S.E., Bothell, Washington 98021. Stockholder recommendations for directors should include:

•	the name and address of the stockholder recommending the person to be nominated;

•	a representation that the stockholder is a holder of record of stock of the Company, including the number of shares held and the period of holding;

•	a description of all arrangements or understandings between the stockholder and the recommended nominee, if any;

•	such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended; and

•	the consent of the recommended nominee to serve as a director of the Company if so elected.

     The Nominating Committee considers the following minimum criteria when reviewing a director nominee:

•	director candidates must have the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

•	director candidates must be free of any conflict of interests which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

•	director candidates must possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

•	director candidates must have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

•	director candidates must have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

     The Nominating Committee and, as needed, a retained search firm, screens the candidates, does reference checks, prepares a biography for each candidate for the Nominating Committee to review and conducts interviews. The Nominating Committee and the Company’s Chief Executive Officer interview candidates that meet the criteria, and the Nominating Committee selects nominees that best suit the Board’s needs to recommend to the full Board.

Audit Committee

     The members of the Audit Committee of the Board of Directors (the “Audit Committee”) are George W. Dunbar, Jr. (Chairman), Robert E. Ivy, and Dwight Winstead, all of whom meet the definition of “independence” set forth in the NASDAQ corporate governance listing standards. The Board of Directors has also determined that George W. Dunbar, Jr. is an “audit committee financial expert,” as defined by the rules of the SEC. The Board of Directors also believes that each of the other members of the Audit Committee would satisfy the requirements of an “audit committee financial expert”. The Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing the Company’s financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2003. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix B.

Compensation Committee

     The members of the Compensation Committee of the Board of Directors (the “Compensation Committee”) are Dwight Winstead (Chairman) and George W. Dunbar, Jr., each of whom meets the definition of “independence” set forth in the NASDAQ corporate governance listing standards. The functions of the Compensation Committee include advising the Board of Directors on officer and employee compensation matters. The Board of Directors, based on input from the Compensation Committee, establishes the annual compensation for the Company’s officers. The Compensation Committee held five (5) meetings during the fiscal year ended December 31, 2003.

Director Independence

     The Board of Directors has determined that all of the Director nominees for election at the Annual Meeting, except for Michael A. Martino, the Company’s President and Chief Executive Officer, are “independent” under the NASDAQ corporate governance listing standards.

Communications with the Board

     Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Chief Financial Officer, Sonus Pharmaceuticals, Inc., 22026 20th Avenue S.E., Bothell, Washington 98021. All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Director Attendance at Annual Meeting of Stockholders

     Directors are strongly encouraged to attend annual meetings of the Company’s stockholders. All of the Company’s directors attended the 2003 Annual Meeting of Stockholders.

Executive Compensation

     The following table sets forth information regarding compensation received for the fiscal year ended December 31, 2003, and during the preceding two fiscal years, by the Company’s Chief Executive Officer and its other executive officers (collectively the “Named Executive Officers”):

Summary Compensation Table

						Long Term
						Compensation -
		Annual Compensation				Securities
						Underlying Stock	All Other
Name and Position	Year	Salary	Bonus (3)		Total	Options (#)	Compensation
Michael A. Martino (1)	2003	$305,000	$125,720		$430,720	125,000	$—
President, Chief Executive Officer	2002	$275,000	$86,500		$361,500	115,782	$—
and Director	2001	$250,000	$426,500	(3)	$676,500	93,404	$—

Richard J. Klein (1)	2003	$205,000	$52,400		$257,400	80,000	$—
Senior Vice President and	2002	$180,000	$37,100		$217,100	65,285	$—
Chief Financial Officer	2001	$165,000	$194,500	(3)	$359,500	30,974	$—

Michael B. Stewart, M.D. (1) (2)	2003	$212,700	$79,740		$292,440	80,000	$—
Senior Vice President and Chief Medical Officer

(1)	Effective January 1, 2004, the salaries for Messrs. Martino, Klein, and Stewart are $323,000, $220,000, and $242,000, respectively.

(2)	Dr. Stewart joined the Company in January 2003.

(3)	Bonus amounts include annual performance awards earned in the reporting year. In addition, the 2001 bonus amounts included a special performance award paid in September 2001 for Messrs. Martino and Klein of $314,000 and $157,000, respectively, in recognition of the successful implementation of the Company’s revised business plan announced in October 2000. Messrs. Martino and Klein elected to use the proceeds of these awards to repay the Company outstanding promissory notes pursuant to Stock Purchase Agreements.

Option/SAR Grants in Last Fiscal Year

		% of Total			Potential Realizable Value at
	Number of	Options			Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation
	Underlying	Employees in	Exercise or		for Option Term (3)
	Options	Fiscal	Base Price
Name	Granted	Year (1)	($/Share)	Expiration Date(2)	5%	10%
Michael A. Martino	125,000	16.1%	$5.01	12/29/2013	$393,845	$998,081
Richard J. Klein	80,000	10.3%	$5.01	12/29/2013	$252,060	$638,772
Michael B. Stewart, M.D.	80,000	10.3%	$5.01	12/29/2013	$252,060	$638,772

(1)	Options to purchase an aggregate of 777,827 shares of Common Stock were granted to employees, including the Named Executive Officers, during the year ended December 31, 2003.

(2)	Options granted have a term of 10 years, subject to earlier termination in certain events, and vest over four years.

(3)	In accordance with the rules and regulations of the Securities and Exchange Commission, such gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date on which the options were granted over the full term of the options. The rates do not represent the Company’s estimate or projection of the future Common Stock price, and no assurance can be given that the rates of annual compound stock appreciation assumed will be achieved.

Aggregate Option/SAR Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying		Value of Unexercised in-the-Money
	Shares Acquired	Value	Unexercised Options at Fiscal Year-End		Options at Fiscal Year-End (1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael A. Martino	—	—	447,926	261,200	$80,468	$250,157
Richard J. Klein	—	—	85,760	145,600	$48,255	$141,910
Michael B. Stewart, M.D.	—	—	—	245,000	$—	$490,700

(1)	Market value of underlying securities at year-end minus the exercise price of “in-the-money” options. The closing sale price for the Company’s Common Stock as of December 31, 2003 on the Nasdaq National Market was $5.08 per share.

Director’s Fees

     During 2003, each of the Company’s non-employee directors received cash compensation in the amount of $15,000 for service on the Company’s Board of Directors. Effective as of January 1, 2004, each non-employee director of the Company shall receive an annual retainer of $15,000, paid quarterly, plus $1,000 for each in-person Board meeting and $500 for each telephonic Board meeting. Committee members will receive $500 per committee meeting. All directors may be reimbursed for certain expenses incurred for meetings of the Board of Directors which they attended.

     For the fiscal year ended December 31, 2003, each non-employee director received options to purchase 10,000 shares of the Company’s Common Stock. Each non-employee director shall receive options to purchase 10,000 shares of the Company’s Common Stock each year on the day of the Company’s Annual Meeting of Stockholders. In addition, each newly elected director receives options to purchase 15,000 shares of the Company’s Common Stock upon joining the Board. The exercise price of option grants to directors is equal to the fair market value of the Company’s Common Stock at the time of grant and generally the options are fully vested upon grant.

Change-in-Control Agreements

     The Company has entered into Change-in-Control Agreements with Messrs. Martino, Klein and Stewart. The Agreements provide that upon termination of employment within 12 months following a Change of Control, as defined in the Agreements, either voluntarily for good reason or involuntarily without cause, the Company will pay the employee accrued and unpaid base salary, declared and unpaid incentive compensation and a severance payment equal the employee’s highest annual base salary in effect within 12 months of termination multiplied by 2.99 for Mr. Martino and 1.00 for Messrs. Klein and Stewart.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Based solely upon its review of the copies of reports furnished to the Company, or written representations from directors, officers and persons holding ten percent (10%) or more of the Company’s Common Stock, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company’s Common Stock were made with respect to the Company’s fiscal year ended December 31, 2003.

Security Ownership of Management and Certain Beneficial Owners

     Set forth below is certain information as of the Record Date regarding the beneficial ownership of the Company’s Common Stock by (i) any person who was known by the Company to own more than five percent (5%) of the voting securities of the Company, (ii) all directors and nominees, (iii) each of the Named Executive Officers identified in the Summary Compensation Table, and (iv) all current directors and executive officers as a group.

	Amount and Nature of
Beneficial Owners	Beneficial Ownership (1)	Percent of Class (1)
5% Owners
S.A.C. Capital Associates, LLC (2)	1,640,702	8.9%
S.A.C. Healthco Fund, LLC (2) 777 Long Ridge Road Stamford, Connecticut 06902

Domain Public Equity Partners, L.P. (3)	1,395,741	7.5%
One Palmer Square, Suite 515 Princeton, New Jersey 08542

Welch Capital Partners, LLC (4)	1,273,126	6.9%
101 East 52nd Street New York, New York 10022

Executive Officers and Directors
Michael A. Martino (5)	687,914	3.7%
Richard J. Klein (6)	205,837	1.1%
Michael B. Stewart (7)	61,437	*
George W. Dunbar, Jr. (8)	96,633	*
Christopher S. Henney (9)	90,133	*
Robert E. Ivy (10)	81,833	*
Dwight Winstead (11)	105,133	*

All executive officers and directors as a group (12)	1,328,920	6.9%

*Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants currently exercisable, or exercisable within 60 days of the Record Date, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 977,851 shares, 110,475 of which are issuable upon exercise of warrants, held by S.A.C. Capital Associates, LLC (“Associates”) and 662,851 shares, 110,475 of which are issuable upon exercise of warrants, held by S.A.C. Healthco Fund, LLC (“Healthco”). The warrants are exercisable only to the extent that the exercise would not cause the aggregate number of shares owned by Associates and Healthco to exceed 9.99% of the outstanding shares of Common Stock of the Company. S.A.C. Capital Advisors, LLC (“Advisors”) and S.A.C. Capital Management, LLC (“Management”) share voting and investment power with respect to shares held by Associates and Healthco. Steven A. Cohen is the managing member of Advisors and the owner of Management. Mr. Cohen disclaims beneficial ownership of the shares held by Associates and Healthco.

(3)	Includes 428,262 warrants exercisable within 60 days of the Record Date.

(4)	Includes 275,638 warrants exercisable within 60 days of the Record Date.

(5)	Consists of 211,180 shares owned directly and 476,734 options exercisable within 60 days of the Record Date.

(6)	Consists of 106,898 shares owned directly and 98,939 options exercisable within 60 days of the Record Date.

(7)	Consists of 3,000 shares owned directly and 58,437 options exercisable within 60 days of the Record Date.

(8)	Consists of 1,500 shares owned directly and 95,133 options exercisable within 60 days of the Record Date.

(9)	Consists of 90,133 options exercisable within 60 days of the Record Date.

(10)	Consists of 1,700 shares owned directly and 80,133 options exercisable within 60 days of the Record Date.

(11)	Consists of 105,133 options exercisable within 60 days of the Record Date.

(12)	Includes 1,004,642 options exercisable within 60 days of the Record Date.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (“Committee”) of the Board of Directors has responsibility for reviewing the annual compensation of the Company’s officers and making recommendations to the Board of Directors regarding changes in pay practices. This includes establishing and approving a philosophy and plan for determining an appropriate compensation structure for the Company’s officers, including base salary levels, annual incentives, and long-term equity incentive awards under the Company’s stock option plans. The Committee is composed entirely of non-employee directors who have no interlocking relationships with the Company.

Compensation Philosophy

     The Company’s executive compensation philosophy is to tightly link compensation with company performance, individual achievement, and the creation of shareholder value. This is accomplished through three primary objectives:

❑	Provide competitive compensation opportunities to help attract and retain critical leadership and talent.

❑	Create a direct, meaningful link between business results, individual performance and executive rewards through an annual incentive program.

❑	Align executive and shareholder interests by providing officers with an opportunity to share in Company long-term value appreciation through a long-term equity program.

     Each year, we review officer compensation levels for the upcoming fiscal year, as well as actual bonus payments and equity awards for the completed fiscal year. In determining compensation for a specific officer, we consider many factors, including the scope of the officer’s particular job, his or her performance in the job, the expected value of the officer’s future impact or contribution to the Company’s success and growth, the Company’s recent performance, and market competitiveness. We have retained the services of an independent executive compensation consultant to provide advice as to the structuring of an appropriate compensation plan and comparative life sciences industry pay data for executives in companies of similar size and complexity, including specific data for those companies in our geographic area. Company officers are matched to positions in the comparator data with similar job scope and responsibility. In establishing officer compensation recommendations, we review, and give considerable weight to, the recommendations of the Chief Executive Officer, except with respect to his own compensation.

Compensation Elements

     Base Salary. The Company targets a median base salary market position for each officer. Depending on the officer’s experience in their respective position and individual performance, actual salaries may be slightly above or below the median. For 2003, executive officer base salaries averaged 100% of the median salary market position. The officers are eligible for a base salary increase each year that is determined under the Company-wide performance review process and salary guidelines.

     Annual Incentives. As part of a comprehensive executive compensation review in 2002, the Company implemented an officer annual incentive plan to strengthen the link between awards paid under the plan and the Company’s strategic goals. The plan is structured to deliver total cash compensation (base salary plus annual incentive) that is between the 50th and 75th percentile of the Company’s comparator group. Target annual incentive award opportunities are established at the beginning of the fiscal year and range from 25% to 45% of base salary for the officer group; however, actual awards may range from 50% to 150% of each officer’s target based on performance. Awards are paid for the achievement of specific, well-defined goals in the following categories: (1) overall Company performance; (2) corporate product and/or business development goals; and (3) individual performance. The Committee retains the discretion to pay incentive awards in cash, restricted stock, or stock options. Based on the performance against corporate goals and the achievement of individual goals by each officer, we approved annual incentive payments totaling $257,860 for the executive officer group for 2003. All annual incentive awards for 2003 were paid in February 2004.

     Long-Term Incentives. The Committee believes that long-term incentives, primarily delivered via stock options, are an effective vehicle to encourage ownership in the Company and align the interests of officers with those of shareholders. The Company refined the process for determining individual stock option awards in 2002 as part of the executive compensation review. Stock option awards are designed to target the median of the Company’s comparator group, though actual awards may range from 50% to 150% of target depending on specified performance criteria. Factors used to determine individual stock option awards include competitive market practice, Company stock price performance relative to peers, individual performance, the strategic importance of the individual and retention objectives. Stock option grants may be reduced based on the Company’s dilution constraints. For 2003, we approved stock option awards totaling 285,000 shares for the executive officer group.

Chief Executive Officer Compensation

     The base salary, annual bonus and long-term incentives provided to Mr. Martino for 2003 were generally determined in accordance with the Company’s compensation philosophy and practices, as outlined above. Mr. Martino is eligible to participate in the same compensation plans, including the annual and long-term incentive plans available to other officers and employees of the Company.

     The Committee increased Mr. Martino’s base salary from $275,000 to $305,000 in 2003, which is approximately 94% of the median of chief executive officers in the Company’s comparator group. Mr. Martino’s 2003 target incentive opportunity under the officer annual incentive plan was equal to 45% of base salary. Based on the achievement of the overall company metric, corporate and business development goals, and individual objectives, we approved an annual incentive payment of $125,720 for Mr. Martino, which is equal to 92% percent of his target annual incentive award opportunity.

     Mr. Martino was also eligible to receive an annual stock option grant in 2003 based on performance. Based on the criteria for determining stock option grants, we approved a grant of 125,000 stock options for Mr. Martino, which is 100% of his target opportunity.

Policy on Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code limits the tax deductibility by the Company of compensation in excess of $1 million paid to any of its most highly compensated executive officers. However, performance-based compensation that has been approved by shareholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board Committee that establishes such goals consists only of “outside directors” (as defined for purposes of Section 162(m)). All members of the Committee qualify as “outside directors”.

     The Company’s policy is to maximize the deductibility of executive compensation so long as the deductibility is compatible with the more important objectives of retaining executives and maintaining competitive performance-based compensation that is aligned with strategic business objectives.

COMPENSATION COMMITTEE

George W. Dunbar, Jr.
Dwight Winstead

REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2003.

     The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent accountants. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has also discussed with and received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1, which relates to the accountants independence from the Company.

     The Audit Committee has also considered whether the services and fees of Ernst & Young LLP other than those rendered in connection with the annual audit and quarterly interim reviews of the Company’s financial statements are compatible with maintaining the independence of Ernst & Young LLP and has concluded that these services have not affected their independence. The services and fees of Ernst & Young LLP for 2003 were:

•	Audit Fees - $114,850

•	Audit-Related Fees - $0

•	Tax Fees - $10,000

•	All Other Fees - $0

     Each of the members of the Audit Committee qualifies as an “independent” director under the current listing standards of the National Association of Securities Dealers. The Company’s Board of Directors have adopted a written charter for its Audit Committee, a copy of which is attached hereto as Appendix B.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE

George W. Dunbar, Jr.
Christopher Henney, Ph.D., D.Sc.
Robert E. Ivy
Dwight Winstead

     Notwithstanding anything to the contrary set forth in the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, the foregoing Compensation Committee Report, Audit Committee Report and the following Stock Performance Graph shall not be incorporated by reference into any such filings.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative stockholder return on the Company’s Common Stock with the cumulative total return of the Nasdaq Pharmaceutical Index and the Nasdaq Stock Market — U.S. Index for the five year period that commenced December 31, 1998 and ended on December 31, 2003.

PROPOSAL TWO

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     Currently, Article IV of the Company’s Amended and Restated Certificate of Incorporation authorizes the Company to issue up to 30,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share. An amendment to the Amended and Restated Certificate of Incorporation, which was unanimously approved by the Company’s Board of Directors, will increase the authorized number of shares of Common Stock from 30,000,000 to 75,000,000.

     Approval of the amendment to the Amended and Restated Certificate of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote. Proxies solicited by management for which no specific direction is included will be voted FOR the amendment to the Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock.

     The Board of Directors recommends a vote “FOR” the amendment to the Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock to 75,000,000.

     As a result of the amendments to the Company’s 1999 Non-Qualified Stock Incentive Plan (the “1999 Plan”) and the 2000 Stock Incentive Plan (the “2000 Plan”), the total number of shares issuable under each has increased. In addition to the 1999 Plan and the 2000 Plan, the Company has also granted options to purchase shares of Common Stock under its Incentive Stock Option, Non-Qualified Stock Option and Restricted Stock Purchase Plan – 1991 (the “1991 Plan”) and its 1995 Stock Option Plan for Directors (together with the 1999 Plan, 2000 Plan and 1991 Plan, the “Option Plans”). As of the Record Date, the Company has granted options to purchase 2,738,415 shares of Common Stock under the Option Plans and has reserved an additional 1,007,638 shares of Common Stock for future option grants or other rights to purchase under the Option Plans and other employee stock purchase plans. Additionally, the 2000 Plan has an evergreen feature pursuant to which an incremental number of shares of Common Stock equal to four percent of the Company’s Common Stock outstanding as of December 31 of each year are made available for issuance under the 2000 Plan, up to a maximum of 2,383,867 shares. The Company has also reserved 1,948,819 shares of Common Stock for issuance upon the exercise of warrants issued by the Company. In addition to the shares reserved for issuance under the Option Plans and warrants, as of the Record Date there were 18,183,464 shares of the Company’s Common Stock outstanding. By increasing the authorized number of shares of Common Stock from 30,000,000 to 75,000,000, the amendment to the Amended and Restated Certificate of Incorporation will give the Company increased flexibility as it will allow additional shares of Common Stock to be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purpose could include, without limitation, issuance of common stock for cash as a means of obtaining capital for use by the Company, issuance as part or all of the consideration required to be paid by the Company for product or business acquisitions or issuance pursuant to the Option Plans and any other equity incentive plans adopted by the Company. In recent years, the Company has financed operations primarily with proceeds from equity financings. The Company completed equity financings in June 2001, January 2002 and July 2003, pursuant to which the Company issued an aggregate of 7,604,000 shares and warrants to purchase 2,525,000 shares of Common Stock. The Company expects to effect equity financings in the future to raise capital for operations if the Company believes market conditions are appropriate; however, the Company has no current plan, commitment, arrangement or agreement, either written or oral, to complete any equity financing or to issue stock for any other reason, except as discussed above.

     It is not possible to state all of the potential effects of the amendment to the Amended and Restated Certificate of Incorporation upon the rights of holders of Common Stock. The effects of such issuance could include, however, (i) dilution of the amount otherwise available for payment on dividends on Common Stock, (ii) dilution of the voting power of Common Stock, and (iii) dilution of the amount otherwise available for distribution of the Company’s assets on liquidation.

     The ability of the Board of Directors to issue additional shares of Common Stock could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of Common Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

     While the amendment to the Amended and Restated Certificate of Incorporation may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages. To the extent that it may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors, enabling the Board to consider the proposed transaction in a manner that best serves the shareholders’ interests.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company’s financial statements annually since inception of the Company. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

     The following is a summary of the fees billed to the Company by Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

Fee Category	2003 Fees	2002 Fees
Audit Fees	$114,850	$110,700
Audit Related Fees	0	0
Tax Fees	10,000	16,550
All Other Fees	0	0

Total Fees	$124,850	$127,250

     Audit Fees Consists of fees billed for professional services rendered for the audit of the Company’s financial statements ($74,000 in 2003, $70,000 in 2002), review of the interim financial statements included in quarterly reports ($27,950 in 2003, $21,800 in 2002), review of SEC filings ($12,900 in 2003, $12,200 in 2002), and consultation on accounting matters ($0 in 2003, $6,700 in 2002).

     Audit-Related Fees Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include consultations related to the Sarbanes-Oxley Act and consultations concerning financial accounting and reporting standards.

     Tax Fees Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

     All Other Fees Consists of all other non-audit services.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides the Audit Committee with an audit plan including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit.

     For non-audit services, the Company’s management will submit from time to time to the Audit Committee for approval non-audit services that it recommends the Audit Committee engage the independent auditor. The Company’s senior management and the independent auditor will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services.

STOCKHOLDER PROPOSALS

     Any stockholder desiring to submit a proposal for action at the 2005 Annual Meeting of Stockholders and presentation in the Company’s Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than November 22 2004 in order to be considered for inclusion in the Company’s proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in April or May 2005.

     Proxies submitted to the Company will confer discretionary authority to vote on matters proposed by stockholders if a proponent of a proposal fails to notify the Company at least 45 days prior to the anniversary of mailing of the prior year’s proxy statement, without any discussion of the matter in the proxy statement. With respect to the Company’s 2005 Annual Meeting of Stockholders, if the Company has not been provided with notice of a stockholder proposal by January 31, 2005, the Company will be allowed to use is voting authority as described above.

OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

By Order of the Board of Directors

Michael A. Martino
President and Chief Executive Officer

March 12, 2004

     The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2003 is being mailed concurrently with this Proxy Statement to all stockholders of record as of March 8, 2004. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, SONUS PHARMACEUTICALS, INC., 22026 20TH AVENUE S.E., BOTHELL, WASHINGTON 98021.

Appendix A

SONUS PHARMACEUTICALS, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Purpose

     The Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Sonus Pharmaceuticals, Inc. (the “Company”):

     A. to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of stockholders and to fill vacancies that may be created by the expansion of the number of directors of the Board and by resignation, retirement or other termination of services of incumbent Board members;

     B. to develop and recommend to the Board corporate governance guidelines and changes thereto;

     C. to ensure that the Board and the Company’s Charter and Bylaws are structured in a way that best serves the Company’s practices and objectives;

     D. to lead the Board in its annual review of the Board’s performance; and

     E. to recommend to the Board director nominees for each committee.

II.	Membership

     The Committee shall consist of three or more members who shall be “independent” within the meaning of the Rules of the National Association of Securities Dealers (“NASD”) and U.S. federal law and regulations. The Company’s criteria for director independence, which implements NASD guidelines, are attached hereto as Exhibit A.

     The members of the Committee shall be appointed and replaced by the Board at its pleasure for such term or terms as the Board shall determine in its sole discretion.

III.	Meetings

     The Committee shall meet at least annually, or more frequently as circumstances require. The Committee Chairman shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date.

IV.	Procedural Matters

     A majority of the then-acting members of the Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. Unless the Board elects a Chairman for the Committee, the members of the Committee may designate a Chairman by majority vote. The Chairman shall preside, when present, at all meetings of the Committee. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Committee.

V.	Authority and Responsibilities

     The Committee shall:

     A. Retain and Supervise Search Consultants. Have the sole authority to retain, pay and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

     B. Seek and Approve or Reject Qualified Candidates. Actively seek individuals qualified to become members of the Board or members of committees of the Board and recommend qualified persons to the Board in accordance with Article VI below. The Committee shall assist the Board in identifying individuals qualified to become Board members, and recommend to the Board the director nominees for the next annual meeting of stockholders. The Committee shall review, investigate and accept or reject nominees for the Board suggested by any stockholder of the Company. In its assessments of potential nominees for the Board, the Committee shall consider, without limitation, potential conflicts of interest by such persons.

     C. Assess Performance of Board. Receive comments from all directors and executive officers and other relevant persons or constituencies and report annually to the Board with an assessment of the performance of the Board and management, to be discussed with the full Board following the end of each fiscal year. The assessment shall consider the size, structure, composition and functioning of the Board in light of operating requirements of the Company.

     D. Monitor Adequacy of Corporate Governance. Develop, review and annually reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

     E. Delegation of Authority. Form and delegate authority to subcommittees when appropriate.

     F. Minutes; Report to Board. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

     G. Evaluation and Publication of Committee Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Request the Board to cause the then-current Charter to be published in accordance with the rules of the NASD and federal securities rules and regulations.

     H. Evaluation of Committee Performance. The Committee shall annually review its own performance.

     I. Charter and Bylaws. With advice from the Company’s chief legal counsel, if any, and outside legal counsel, periodically review and recommend changes to the Company’s Certificate of Incorporation and Bylaws as they relate to corporate governance matters.

     J. General Authority. Perform such other functions and have such powers as may be necessary or convenient in the efficient discharge of the foregoing.

VI.	Guidelines and Procedures.

     A. Composition of the Board. The composition of the Board will depend not only on the character and capacities of the members on the Board taken individually, but also on their collective strengths. Consequently, the Board should be composed of, without limitation:

1.	Directors chosen with a view to bringing to the Board a variety of experience and background; and

2.	Directors who will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies.

     B. Selection Criteria. As part of the process, the Committee shall consult with the Board members, the Chief Executive Officer, other members of management and other parties to evaluate the knowledge and skills which should be kept in mind in making nominations, including experience in business, finance, administration or healthcare, and familiarity with the Company’s business and conduct. In considering possible candidates for election as a director of the Company, the Committee and other directors should be guided in general by the composition guidelines established above and by, including but not limited to, the following:

1.	Each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

2.	Each director should be free of any conflict of interests which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

3.	Each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

4.	Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

5.	Each director should have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

Exhibit A

Director Independence

     “Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.1 The following persons shall not be considered independent:

     (A) a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

     (B) a director who accepted or who has a Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following: (i) compensation for board or board committee service; (ii) payments arising solely from investments in the company’s securities; (iii) compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company; (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation; or (v) loans permitted under Section 13(k) of the Act. Provided, however, that audit committee members are subject to additional, more stringent requirements under Rule 4350(d).

     (C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

     (D) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

     (E) a director of the listed company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or

     (F) a director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

1 Rule 4350(c)(4)(C) provides that if the nominations committee is comprised of at least three members, one director, who is not independent as defined in Rule 4200 and is not a current officer or employee or a Family Member of an officer or employee, may be appointed to the nominations committee if the board, under exceptional and limited circumstances, determines that such individual#s membership on the committee is required by the best interests of the company and its shareholders, and the board discloses, in the proxy statement for next annual meeting subsequent to such determination (or, if the issuer does not file a proxy, in its Form 10-K or 20-F), the nature of the relationship and the reasons for the determination. A member appointed under this exception may not serve longer than two years.

Appendix B

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF
SONUS PHARMACEUTICALS, INC.

I.	AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting.

•	Monitor the Company’s compliance with financial regulatory requirements.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

II.	AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the independence and experience requirements of the rules of the National Association of Securities Dealers (“NASD”) Nasdaq National Market and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member shall be an “Audit Committee Financial Expert” as defined in the rules and regulations promulgated by the SEC and the NASD, as may be amended from time to time.

Audit Committee members shall be appointed by the Board on recommendation of the Board of Directors, or the Nominating Committee, if one exists. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet as frequently as circumstances dictate, but no less than four times a year. The Committee should meet at least annually with management and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed.

III.	AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

The Audit Committee responsibilities and duties shall include the following:

REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. Review on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such internal controls and to review before filing any periodic report, the disclosure regarding such system of internal controls contained in the certifications by the Company’s chief executive officer and chief financial officer and the attestations or reports by the independent auditors relating to the adequacy of such internal controls contained in the Company’s annual report.

4. Review with financial management and the independent auditors the Company’s quarterly financial statements prior to filing. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 as amended. The Chair of the Committee or other designated member may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS

5. Appoint and determine the compensation of the independent auditors for the purpose of preparing or issuing an audit report or related work and ensuring independent audit partner rotation, as required by the rules and regulations promulgated by SEC. In this regard, the Audit Committee shall have the sole authority and responsibility to pre-approve audit and permitted non-audit services provided to the Company by the independent auditors in accordance with the regulations promulgated by the SEC.

6. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence and obtain a statement from the independent auditors regarding such relationships and present this statement to the Board of Directors. The Committee must also consider whether the provision of permitted non-audit services by auditors and the amount of fees paid to auditors for such services are consistent with the auditors’ independence.

7. Prior to filing the audited financial statements, the Committee should discuss the results of the audit with the independent auditors, including those matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended.

8. Determine, as regards to new transactions or events, the auditors’ reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

9. Inquire as to the auditors’ views about how the Company’s choices of accounting principles and disclosure practices may affect stockholder and public views and attitudes about the Company.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

10. Participate in implementing the Company’s code of conduct applicable to all directors, officers and employees that complies with both the requirements of the NASD and the rules and regulations promulgated by the SEC.

11. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company’s annual proxy statement and shall state whether the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with the independent auditors the matters required to be discussed by SAS 61 as amended; and

•	Received certain disclosures from the auditors regarding their independence, and state whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K filed with the SEC based upon such disclosure.

12. Review financial and accounting personnel succession planning within the company.

13. Review and approve in advance any proposed related party transactions.

14. Establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15. Receive any complaints or reports by outside legal counsel regarding evidence of material violations of securities laws or breaches of fiduciary duties as required by rules and regulations promulgated by the SEC.

16. Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.	COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers and/or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee (and their family members) may not receive any compensation, including fees for professional services, from the Company except the fees that they receive for service as a member of the Board of Directors and any committee thereof and reasonable expense reimbursements.

PROXY

SONUS PHARMACEUTICALS, INC.
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders — May 5, 2004

       The undersigned hereby nominates, constitutes and appoints Michael A. Martino and Richard J. Klein, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of SONUS PHARMACEUTICALS, INC. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Regency, 900 Bellevue Way NE, Bellevue, Washington, on May 5, 2004 at 9:00 A.M., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 AND 3

1.	Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Election of the following nominees as directors:

Michael A. Martino, George W. Dunbar, Jr., Robert E. Ivy and Dwight Winstead

(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

2.	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 75,000,000 shares

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of Ernst & Young LLP as independent auditors

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT — PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, “FOR” THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 75,000,000 SHARES, AND “FOR” RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY AND ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

Date , 2004

(Signature of stockholder)

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.